UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): October 17, 2006
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)

           Nevada                       0-13084                  13-3178732
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

         2200 Highway 121, Suite 100, Bedford, Texas              76021
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           (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: 800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

     Warrantech Corporation, a Nevada corporation (the "Company"), has agreed with WT Acquisition Holdings, LLC, a Delaware limited liability company ("Parent"), and WT Acquisition Corp., a Nevada corporation and direct wholly-owned subsidiary of Parent ("Merger Sub"), to amend the Agreement and Plan of Merger, dated as of June 7, 2006, by and among the Company, Parent and Merger Sub (the "Merger Agreement"). Pursuant to the terms of Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 17, 2006 (the "Amendment"), the Company, Merger Sub and Parent agreed to extend the first date by which either party could terminate the Merger Agreement from October 29, 2006 until November 28, 2006. Parent has requested that certain items be resolved prior to effecting the merger of the Company with Merger Sub (the "Merger"). While the Company and the Parent continue to discuss when to schedule the special meeting of shareholders to approve the Merger Agreement and the Merger (the "Special Meeting"), the Company's current expectation is that the Special Meeting will be held in the fourth quarter of 2006, although there can be no assurance that the Special Meeting will occur at that time.

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 99.1 hereto and is incorporated herein by reference.

AMENDMENT TO TERM NOTE

     Wtech Holdings, LLC ("Wtech"), an affiliate of Parent, has agreed with the Company and its subsidiaries to amend the single term promissory note issued by the Company and such subsidiaries on June 7, 2006 to and in favor of Wtech, as the successor to Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida and GAI Warranty Company of Canada thereunder (the "Term Note"). Subject to the terms of the Amended and Restated Term Note, dated as of October 17, 2006 (the "Note Amendment"), Wtech, the Company and its subsidiaries agreed, among other things, to extend the Term Note in order to provide that all principal and interest under the Term Note is due and payable on November 28, 2006 in lieu of October 29, 2006.

     The foregoing description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Amendment filed as Exhibit 99.2 hereto and is incorporated herein by reference.

ADDITIONAL INFORMATION REGARDING THE MERGER AND SAFE HARBOR

     The Company intends to file with the U.S. Securities and Exchange Commission (the "SEC") an amended definitive proxy statement in connection with the Merger Agreement and the transactions contemplated thereby. The proxy statement will be mailed to the Company's stockholders. Investors and stockholders are advised to read the proxy statement when it

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

becomes available and before making any voting or investment decisions with respect to the Merger as such proxy statement will contain important information regarding the Merger. The proxy statement (when it becomes available), and any other documents filed by the Company, Parent or Merger Sub with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, the proxy statement (when it becomes available) and related materials may also be obtained free of charge from the Company by directing a request to the Corporate Secretary, Warrantech Corporation, 220 Highway 121, Suite 100, Bedford, TX 76021. The Company and its directors, executive officers, certain members of management and employees may be soliciting proxies from stockholders of the Company in favor of the proposed Merger. Information concerning the participants in the proxy solicitation will be set forth in the proxy statement when it is filed with the SEC.

     This Form 8-K and its attachments contains forward-looking statements that involve risks and uncertainties concerning the Merger and the Company's plans. Actual events or results may differ materially from those described in this Form 8-K due to a number of risks and uncertainties including, but not limited to, the possibility that the Merger will not be approved or that it may be delayed. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

Item 9.01     Financial Statements and Exhibits.

     C)   Exhibits.

     The following exhibits are furnished with this report on Form 8-K:

          99.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of October 17, 2006, by and among Warrantech Corporation, WT Acquisition Holdings LLC and WT Acquisition Corp.

          99.2 Amended and Restated Term Note, dated as of October 17, 2006, by and among Wtech Holdings, LLC, Warrantech Corporation and its subsidiaries.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WARRANTECH CORPORATION
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                                              (Registrant)

Date: October 17, 2006                     By: /s/ Joel San Antonio
                                               --------------------
                                               Joel San Antonio
                                               Chairman of the Board and
                                               Chief Executive Officer



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

                                  EXHIBIT INDEX


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    Exhibit #                      Description                         Page #
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      99.1          Amendment No. 1 to Agreement and Plan of
                    Merger, dated as of October 17, 2006, by and
                    among Warrantech Corporation, WT Acquisition
                    Holdings LLC and WT Acquisition Corp.
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      99.2          Amended and Restated Term Note, dated as of
                    October 17, 2006, by and among Wtech
                    Holdings, LLC, Warrantech Corporation and its subsidiaries.
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